UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri 63043 (Address of principal executive offices) (Zip Code)

(314) 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Mr. Ilan Daskal as Chief Financial Officer Designee and Executive Vice President
On March 11, 2016, SunEdison, Inc. (the “Company”) announced that Ilan Daskal, age 50, will be appointed chief financial officer designee and executive vice president of the Company, with a scheduled start date of no later than April 4, 2016. Mr. Daskal is presently the interim chief financial officer of Aricent Inc., a product engineering services company, and a board member and chairman of the audit committee of Ixia, a leading provider of network testing, visibility and security solutions. Prior to his role at Aricent Inc., he was executive vice president and chief financial officer of Cepheid, a molecular diagnostic company, from April 2015 to August 2015. From 2008 to 2015, Mr. Daskal served as the executive vice president and chief financial officer at International Rectifier Corporation, a leader in power management semiconductor technology, which was acquired by Infineon Technologies AG in 2015. Prior to joining International Rectifier Corporation, Mr. Daskal worked at Infineon Technologies from 2001 to 2008 in various capacities, most recently as vice president, finance and business administration, communications division, North America, and prior to that he was chief financial officer at Savan Communications Ltd. and at Smart Link Ltd. Mr. Daskal received a Bachelor of Business degree in accounting from Tel-Aviv College of Management, Israel and a Master of Science degree in Finance from the City University of New York. The Company believes that Mr. Daskal’s extensive financial experience and history of leadership will enable him to effectively supervise the Company’s financial operations.
According to the offer letter entered into between the Company and Mr. Daskal on March 10, 2016 (the “Offer Letter”), Mr. Daskal will receive an annual base salary of $500,000, as well as a one-time sign-on bonus of $350,000.
As soon as practicable after his start date, Mr. Daskal will be granted stock options to acquire shares of the Company’s common stock. He will receive a total of 250,000 non-qualified stock options priced at the fair market value as of the date of the grant. These options will vest in accordance with the following vesting schedule after the grant date: first anniversary - 25%, second anniversary - 25%, third anniversary - 25%, and fourth anniversary - 25%. Mr. Daskal will also receive 400,000 SunEdison Restricted Stock Units (“RSUs”). The SunEdison RSUs will vest in accordance with the following vesting schedule after the grant date: first anniversary - 25%, second anniversary - 25%, third anniversary - 25%, and fourth anniversary - 25%. In addition, subject to the approval by the Board of Directors of TerraForm Power Inc. (“TERP”), he will be eligible to receive 100,000 TERP RSUs, and subject to the approval by the Board of Directors of TerraForm Global, Inc. (“GLBL”), he will be eligible to receive 100,000 GLBL RSUs. The TERP and GLBL RSUs will vest in accordance with the following vesting schedule after the grant date: third anniversary - 50% and fourth anniversary - 50%.
In the event the Company should terminate Mr. Daskal’s employment without cause, or he terminates his employment for good reason, Mr. Daskal will be granted a lump sum of seventy eight weeks of severance at his then current base salary and one year's annual target performance cash bonus at termination, in exchange for signing the Company's standard form of separation agreement and general release.
The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Departure of Brian Wuebbels as Chief Financial Officer and Chief Administration Officer
Brian Wuebbels will remain SunEdison’s chief financial officer until Mr. Daskal and SunEdison agree to remove the designee title. At such time, Mr. Wuebbels will leave his positions as chief administration officer, chief accounting officer and chief financial officer of the Company to focus on his positions as the president and chief executive officer of TerraForm Power, Inc. and TerraForm Global, Inc., which both are controlled affiliates of the Company. Mr. Wuebbels will remain executive vice president of the Company.
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “believe,” “intend,” “plan,” “predict,” “outlook,” “objective,” “forecast,” “target,” “continue,” “will,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that SunEdison expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond SunEdison’s control and are described in SunEdison’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as updated by subsequent Quarterly Reports on Form 10-Q, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. Forward-looking statements provide SunEdison’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made, but SunEdison can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. SunEdison disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law.
Item 7.01    Regulation FD Disclosure.
On March 11, 2016, the Company issued a press release regarding the appointment of Mr. Daskal as chief financial officer designee. A copy of the press release is furnished as Exhibit 99.1 to this Report.
In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit                Description
10.1                Offer Letter between SunEdison, Inc. and Ilan Daskal dated March 10, 2016
99.1                Press release dated March 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.
Date:	March 11, 2016	By:	/s/ Martin H. Truong
Martin H. Truong Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

10.1	Offer Letter between SunEdison, Inc. and Ilan Daskal dated March 10, 2016

99.1	Press Release, dated March 11, 2016.